                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Florida Progress Corporation of our report dated June 14, 2000 appearing in Form 11-K.




/s/ PricewaterhouseCoopers LLP
------------------------------
Philadelphia, Pennsylvania
June 22, 2000